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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 16, 2003

GENZYME CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	0-14680 (Commission file number)	06-1047163 (IRS employer identification number)

One Kendall Square, Cambridge, Massachusetts 02139
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
 (617) 252-7500

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)
  Exhibits.

99.1	Press Release of Genzyme Corporation relating to Genzyme General Division dated April 16, 2003.
99.2	Press Release of Genzyme Corporation relating to Genzyme Biosurgery Division dated April 16, 2003.
99.3	Press Release of Genzyme Corporation relating to Genzyme Molecular Oncology Division dated April 16, 2003.

Item 9. REGULATION FD DISCLOSURE

        The following information is furnished pursuant to Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition).

        On April 16, 2003, Genzyme Corporation issued press releases relating to the anticipated results of operations for each of its Genzyme General, Genzyme Biosurgery and Genzyme Molecular Oncology Divisions for the three month period ended March 31, 2003.

        Copies of the press releases are attached to this Form 8-K as Exhibits 99.1 - 99.3.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENZYME CORPORATION
Dated: April 16, 2003	By:	/s/ MICHAEL S. WYZGA Michael S. Wyzga Senior Vice President, Finance; Chief Financial Officer; and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Genzyme Corporation relating to Genzyme General Division dated April 16, 2003.
99.2	Press Release of Genzyme Corporation relating to Genzyme Biosurgery Division dated April 16, 2003.
99.3	Press Release of Genzyme Corporation relating to Genzyme Molecular Oncology Division dated April 16, 2003.

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  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
  Item 9. REGULATION FD DISCLOSURE
SIGNATURE
INDEX TO EXHIBITS